INDIVIDUAL SINGLE PREMIUM ANNUITY APPLICATION

Index Linked Deferred Annuity [With Market Value Adjustment Feature] [Symetra Trek DestinationsSM]

Owner All Contract Owner correspondence will be sent to the mailing address or residential address if no mailing address is indicated. [Maximum issue age 80]
Name (first, middle initial, last)
Residential Address (Street, City, State and Zip; may not be a PO Box)
Mailing address (Street, City, State and Zip, if different than Residential address)
Sex ☐ Male ☐ Female	Marital status	Social Security number (TIN)
Date of birth	Mobile phone	Other phone
Type of Owner [(e.g. Individual, Joint, Trust, Corporation, Partnership, Guardianship, Custodian)]
Email	Citizenship*

Joint Owner Only natural-person Owners may have a joint Owner. Joint Owners are optional, and for nonqualified annuities only. Owner and Joint Owner must be spouses. [Maximum issue age 85]
Name (first, middle initial, last)		Social Security number (TIN)
Residential Address (Street, City, State and Zip, may not be PO Box)
Mailing address (Street, City, State and Zip, if different than Residential address)
Relation to Owner	Date of birth	Sex ☐ Male ☐ Female	Marital status
Email		Citizenship*
ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE VALUE OF THE INDEX OPTIONS, ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

Symetra Life Insurance Company
Home office: [777 108th Avenue NE, Suite 1200 | Bellevue, WA 98004-5135
Mailing address: P.O. Box 674420 | Houston, TX 77267-4420
Overnight address: 14710 John F. Kennedy Blvd, Suite 140 | Houston, TX 77032-3725
Phone: 1-800-796-3872]

[Application – Product name]

Annuitant Required if Owner is non-natural person. If left blank, default will be the Owner listed above. If joint Owners are listed, the default Annuitant is the first Owner listed above.
Name (first, middle initial, last)		Social Security number (TIN)
Residential Address (Street, City, State and Zip)
Mailing address (Street, City, State and Zip)
Relation to Owner	Date of birth	Sex ☐ Male ☐ Female	Marital status
Email		Citizenship*

Joint Annuitant Optional, nonqualified annuities only.
Name (first, middle initial, last)		Social Security number (TIN)
Residential address (street, city, state and zip)
Mailing address (street, city, state and zip)
Relation to Owner	Date of birth	Sex ☐ Male ☐ Female	Marital status
Email		Citizenship*

*If citizen of other than the United States, please provide copy of green card.

[Application – Product name]

Owner’s Beneficiary Designation

In the event of death of an Owner, the surviving joint Owner becomes primary beneficiary. Percentages must total 100% for Primary and 100% for Contingent. Please use whole numbers for the percentages, do not use fractions. If Owner is a non-natural person such as a trust or an entity, a primary beneficiary is required. Please attach a separate, signed, dated page for additional beneficiaries that do not fit on this page.

If the sole primary beneficiary is the spouse, Name, DOB and Relationship are required.

Do not indicate multiple beneficiaries as a group – e.g. “All Children of Owner.”

Primary beneficiary
Name (first, middle initial, last)
Address (street, city, state and zip)
Date of birth	Percentage (%)	Social Security number (TIN)
Mobile phone	Other phone	Relationship to Owner
[Citizenship]	Email address

Beneficiary 2 (if applicable, select one) ☐ Primary ☐ Contingent
Name (first, middle initial, last)
Address (street, city, state and zip)
Date of birth	Percentage (%)	Social Security number (TIN)
Mobile phone	Other phone	Relationship to Owner
[Citizenship]	Email address

[Application – Product name]

Beneficiary 3 (if applicable, select one) ☐ Primary ☐ Contingent
Name (first, middle initial, last)
Address (street, city, state and zip)
Date of birth	Percentage (%)	Social Security number (TIN)
Mobile phone	Other phone	Relationship to Owner
[Citizenship]	Email address

Beneficiary 4 (if applicable, select one) ☐ Primary ☐ Contingent
Name (first, middle initial, last)
Address (street, city, state and zip)
Date of birth	Percentage (%)	Social Security number (TIN)
Mobile phone	Other phone	Relationship to Owner
[Citizenship]	Email address

Beneficiary 5 (if applicable, select one) ☐ Primary ☐ Contingent
Name (first, middle initial, last)
Address (street, city, state and zip)
Date of birth	Percentage (%)	Social Security number (TIN)
Mobile phone	Other phone	Relationship to Owner
[Citizenship]	Email address

[Application – Product name]

Plan Type (Please select only one)
[ ☐ Nonqualified] [ ☐ IRA ] [ ☐ SEP] [Employer Name ] [ ☐ Roth IRA First tax year contribution made: Year ]

Purchase Payment

Purchase Payment $     (Minimum total of all purchase payments is [$25,000.00])
Please complete either Nonqualified or Qualified section only. Do not complete both sections.
Nonqualified Contracts
☐ [IRC 1035 Exchange
☐ Nonqualified Other (i.e. New Money, Nonqualified funds from a Certificate of Deposit (CD), Money Market Account, Mutual Fund Shares, etc.) ]

Qualified Contracts
☐ [Direct Transfer ☐ Direct Rollover (e.g. 401(k) to IRA) ☐ Roth Conversion
☐ Non-Direct Rollover (i.e. Qualified funds being invested in an IRA via personal check)

Contribution amount:     Contribution year:    ]

Purchase Payment 2 Please complete for multiple payment sources:

Purchase Payment $     (Minimum total of all purchase payments is [$25,000.00])
Please complete either Nonqualified or Qualified section only. Do not complete both sections.
Nonqualified Contracts
☐ [IRC 1035 Exchange
☐ Nonqualified Other (i.e. New Money, Nonqualified funds from a Certificate of Deposit (CD), Money Market Account, Mutual Fund Shares, etc.) ]

Qualified Contracts
☐ [Direct Transfer ☐ Direct Rollover (e.g. 401(k) to IRA) ☐ Roth Conversion
☐ Non-Direct Rollover (i.e. Qualified funds being invested in an IRA via personal check)

Contribution amount:     Contribution year:    ]

[Application – Product name]

Purchase Payment 3 Please complete for multiple payment sources:

Purchase Payment $     (Minimum total of all purchase payments is [$25,000.00])
Please complete either Nonqualified or Qualified section only. Do not complete both sections.
Nonqualified Contracts
☐ [IRC 1035 Exchange
☐ Nonqualified Other (i.e. New Money, Nonqualified funds from a Certificate of Deposit (CD), Money Market Account, Mutual Fund Shares, etc.) ]

Qualified Contracts
☐ [Direct Transfer ☐ Direct Rollover (e.g. 401(k) to IRA) ☐ Roth Conversion
☐ Non-Direct Rollover (i.e. Qualified funds being invested in an IRA via personal check)

Contribution amount:     Contribution year:    ]

[Surrender Charge Period Choice of the Surrender Charge Period under the product.
[☐ 6 Year] ]

Initial Allocation

Allocate your Purchase Payment to the options below. [The minimum allocation to any account is [$2,000]]. Your initial funds will be automatically allocated according to the selections made below on the first potential Allocation Date 7 days after the Contract Date (or the next business day if that day is a holiday).

[If you are purchasing a product with an indexed account option that has a charge, you acknowledge and understand that these indexed accounts incur a charge that will reduce the contract value, and do NOT guarantee performance any greater than the indexed account options that have no charge.]

Specify your allocation (whole percentages only; total allocation must equal 100%):

[Account availability may vary by distribution partner. Please consult with your financial professional.]

INDIXED ACCOUNT OPTIONS	INTIAL ALLOCATION	INDIXED ACCOUNT OPTIONS	INTIAL ALLOCATION
[Point to Point with 10% Buffer
S&P 500® Index – 1 Year	%	S&P 500® Index – 6 Year	%
Russell 2000® Index – 1 Year	%	Russell 2000® Index – 6 Year	%
NASDAQ-100® Index – 1 Year	%	NASDAQ-100® Index – 6 Year	%

Point to Point with 15% Buffer
S&P 500® Index – 1 Year	%	NASDAQ-100® Index – 1 Year	%
Point to Point with 20% Buffer
S&P 500® Index – 1 Year	%	S&P 500® Index – 6 Year	%
Russell 2000® Index – 1 Year	%	Russell 2000® Index – 6 Year	%
NASDAQ-100® Index – 1 Year	%	NASDAQ-100® Index – 6 Year	%
Point to Point with 30% Buffer
S&P 500® Index – 1 Year	%	S&P 500® Index – 6 Year	%

[Application – Product name]

Initial Allocation (continued)

INDIXED ACCOUNT OPTIONS	INTIAL ALLOCATION	INDIXED ACCOUNT OPTIONS	INTIAL ALLOCATION
Point to Point with 100% Buffer
S&P 500® Index – 1 Year	%	S&P 500® Index – 6 Year	%
NASDAQ-100® Index – 1 Year	%	NASDAQ-100® Index – 6 Year	%
Russell 2000® Index – 1 Year	%	Russell 2000® Index – 6 Year	%
Point to Point with 10% Buffer with Charge
S&P 500® Index – 1 Year	%		%
Russell 2000® Index – 1 Year	%		%
NASDAQ-100® Index – 1 Year	%	S&P 500® Index – 6 Year	%
	%	Russell 2000® Index – 6 Year	%
Point to Point with 20% Buffer with Charge
S&P 500® Index – 1 Year ___________%
S&P 500® Index – 6 Year	%	Russell 2000® Index – 6 Year	%
Point to Point with 30% Buffer with Charge
S&P 500® Index – 1 Year	%	S&P 500® Index – 6 Year	%
Point to Point with 10% Buffer and Trigger Rate
S&P 500® Index – 1 Year	%
Point to Point with 15% Buffer and Trigger Rate
S&P 500® Index – 1 Year	%	NASDAQ-100® Index – 1 Year	%
Point to Point with 10% Buffer and Dual Trigger Rate
S&P 500® Index – 1 Year	%
Point to Point with Buffer Plus 10%
S&P 500® Index – 6 Year	%
Point to Point with Buffer Plus 20%
S&P 500® Index – 6 Year	%
Point to Point with Buffer Plus 30%
S&P 500® Index – 6 Year	%
Fixed Account Option:
Fixed account	%]

[Rebalancing Authorization ([Only available if all selected accounts have the same Interest Term length.] Only applies if more than one account is selected.)

☐ I/we have read the information in the prospectus about the option to rebalance [annually], and would like to elect to rebalance the portion of my contract value allocated as listed in the “Initial Allocation” section. ]

[Application – Product name]

[Features [See the Prospectus, or the Contract for complete details. There may be a charge for this feature.]]

[Transfer Authorization

Contract owner(s)* are automatically authorized to transfer funds between the available account options and to exercise return lock features on indexed account(s) by phone and online (if available).

*Subject to partner agreement, this will be the annuitant on Custodian-held contracts.

Check the box(es) below to authorize additional parties to act on behalf of the owner(s):
☐ My Financial Professional or Registered Representative (as on file with Symetra and includes members of their staff)
☐ The authorized third-party listed below. Please clearly print their full name(s) below.

Authorized third party name(s):

Relationship to owner(s): ☐ Spouse ☐ Child ☐Other (specify):

This authorization will remain in effect until Symetra receives written revocation.

If boxes above are not checked, Symetra will default to only the contract owner(s)* having authorization.

Symetra will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Symetra reserves the right to refuse any telephone communication from any caller when unable to confirm to Symetra’s satisfaction that the caller is authorized to give those instructions. All calls will be recorded and callers will be required to be authenticated.

Instructions may also be submitted online, if available, provided you or your authorized party are able to log in with certain identification information, such as a password or personal identification information. You should protect your login information, because Internet access will be available to anyone who provides your information. We will not be able to verify that the person logging into your account and providing instructions is you or a person authorized by you.

I agree to hold harmless Symetra and its employees for any action taken when complying with any such change requests. Neither Symetra nor any person acting on its behalf shall be subject to any claim, loss or liability as long as they acted in good faith as hereby authorized. ]

[Application – Product name]

[Electronic Delivery

☐ I would like to receive [prospectus updates and other documents] pertaining to my contract over the Internet by accessing Symetra’s website, www.symetra.com. I understand that I will receive notice that the documents are available on the website by an e-mail message sent to me.

Important Information Concerning Electronic Delivery:
•Documents currently delivered electronically include [prospectuses and any prospectus supplements]. Other documents may be available for electronic delivery in the future.
•If Symetra is unable to confirm an email address or has reasonable suspicion that an email address is incorrect, electronic delivery will not be activated and paper documents will be sent.
•You should update your email filters to allow email notifications from Symetra.
If emails are returned as not deliverable, electronic delivery will be cancelled and documents will be provided by mail.
•There is no charge to you for electronic delivery, although your Internet provider may charge service provider fees. To view the documents, you must have internet access.
•The disclosure documents will be in PDF format; if you do not have Adobe Acrobat, download it for free from www.adobe.com.
•Symetra may, without prior notice to you, deliver paper documents by mail instead of electronic delivery at any time.
•Paper copies of the information may be requested at any time for no charge by calling us.
•For jointly owned contracts, both owners consent to have information sent to the email address listed.
•To revoke your consent, update your email address, or receive a paper copy of any document in the mail, call us at [1-800-796-3872], submit a written notice or applicable form, or update your delivery option on our website. This consent to receive electronic delivery of disclosure documents will remain in effect until revoked.

EMAIL ADDRESS FOR ELECTRONIC DELIVERY:

Electronic delivery document notifications will be provided to only one email address. The email address provided above will override any existing email address, if applicable. If no email address is listed here, the email address listed under the Owner section of this application will be used for electronic delivery purposes.]

[Application – Product name]

Owner’s Statement

Do you have any existing life insurance policies or annuity contracts with this or any other company?
☐ Yes (complete any state specific replacement forms, if required) ☐ No

Is this contract intended to replace or change any in-force life insurance or annuity contract with this or any other company?
☐ Yes (complete any state specific replacement forms, if required) ☐ No

Existing Company name	Existing Contract number
Existing Company name	Existing Contract number
Existing Company name	Existing Contract number
Existing Company name	Existing Contract number
☐ There are additional replacements involved.

I understand this annuity is not federally insured. On behalf of myself and any person who may claim any interest under this contract, I declare that the statements and answers on this application are full, complete and true to the best of my knowledge and belief and shall form a part of the annuity contract issued hereon. I understand that I am purchasing an annuity contract. I believe that this contract is consistent with my financial needs. I have read and understand the important disclosures located below.

I have received the Annuity Buyer’s Guide, in applicable states. I have received a current prospectus.

[Connecticut residents only: I have received the CT Annuity Disclosure.]

[Minnesota residents only: I have received the MN Annuity Disclosure.]

[W-9 Certification: Under penalties of perjury, I certify that the number shown on this form is my correct Social Security or Tax Identification Number, I am a U.S. citizen or other U.S. person, and I am not subject to backup withholding due to failure to report all interest or dividends.
☐ Check this box if you have received a notification from the IRS that you are subject to backup withholding.
☐ Check this box if you are claiming Non-U.S. status and submitting an appropriate withholding certificate (usually a signed IRS Form W-8 or IRS Form 8233) instead of agreeing to this certification. ]

I understand that withdrawals from an Indexed Account prior to the end of the Interest Term will not receive indexed interest. Any indexed interest is only credited at the end of each Interest Term.

I UNDERSTAND THAT I AM PURCHASING A REGISTERED INDEX LINKED DEFERRED ANNUITY CONTRACT AND THAT WHILE THE VALUE OF THE CONTRACT MAY BE AFFECTED BY AN EXTERNAL INDEX, THE CONTRACT DOES NOT DIRECTLY PARTICIPATE IN ANY STOCK, EQUITY OR COMMODITY INVESTMENTS.

[Application – Product name]

Owner’s Statement (continued)

Fraud warning for Residents of States not listed below: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

The contract values that are based on the index linked account options are not guaranteed and will decrease or increase with experience.

[The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.]

Authorized/Owner’s signature

Authorized/Owner’s signature	Signed in state	Date
Fiduciary/Trustee title (if applicable; ex.: John Smith as Trustee for the Smith Family Trust)

Authorized/Joint Owner’s signature (if applicable)

Authorized/Joint Owner’s signature	Signed in state	Date
Fiduciary/Trustee title (if applicable)

[Authorized/Annuitant’s signature (for Custodial Ownerships)

Authorized/Annuitant’s signature	Signed in state	Date
Fiduciary/Trustee title (if applicable)]

[Application – Product name]

Agency Statement

To the best of your knowledge, does the Owner(s) have any existing life insurance policies or annuity contracts?
☐ Yes (complete any state specific replacement forms, if required) ☐ No

Do you have any reason to believe the annuity applied for will replace or change any existing life insurance policies or annuity contracts?
☐ Yes (complete any state specific replacement forms, if required) ☐ No

[FOR REPLACEMENTS: I certify that I used only insurer-approved sales materials with this Application and that an original or a copy of all of the sales material was left with the Owner. I certify that a printed copy of any electronically presented sales material was/will be presented to the Owner no later than the date the Contract is delivered.]

I have reviewed the applicant’s financial status and objectives and find this coverage is appropriate for his/her needs.

I have delivered the Annuity Buyer’s Guide, if applicable in my state. I have delivered the current prospectus.

[Connecticut residents only: I have delivered the CT Annuity Disclosure.]

[Minnesota residents only: I have delivered the MN Annuity Disclosure.]

I certify that I have truly and accurately recorded on the application the information provided by the applicant(s).

[I certify that I have verified the identity of each Owner/Annuitant by reviewing a valid government-issued photo identification.]

I certify that I have complied with my Broker Dealer/RIA’s requirement of obtaining suitability determination in accordance with all applicable laws.

Licensed Primary Insurance Producer’s signature

Licensed Primary Insurance Producer’s signature	Signed in state	Date
Licensed Insurance Producer (print name)	State license number	Producer number
Agency name and phone number
Channel Affiliation

[Symetra® and Symetra Destinations are registered service marks of Symetra Life Insurance Company.]

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[Application – Product name]

Producer/Representative ☐ More than 4 producers
Producer/Representative printed name	State license number	Split %
Producer/Representative printed name	State license number	Split %
Producer/Representative printed name	State license number	Split %
Producer/Representative printed name	State license number	Split %

[Symetra® and Symetra Destinations are registered service marks of Symetra Life Insurance Company.]

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